UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2010

CommonWealth REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On November 12, 2010, CommonWealth REIT, or we, our or us, entered into a series of 20 agreements, or the Purchase Agreements, for the sale by us of 27 properties which are majority leased as medical office, clinic and biotech laboratory buildings, or MOBs, for sales prices aggregating $470 million, payable in cash.  The properties to be sold include approximately 2.8 million square feet in the aggregate and are located in 12 states.

The sales under the individual Purchase Agreements are scheduled to be completed in a series of separate closings expected to be completed by June 30, 2011.  The sales are subject to various closing conditions and contingencies typical of large commercial real estate transactions.  As a result, some or all of these sales may be delayed or may not occur.

The descriptions of the Purchase Agreements are qualified in their entirety by reference to the Purchase Agreements, which are filed as Exhibits 10.1 to 10.20 to this Current Report and incorporated herein by reference.

The 27 properties are to be purchased by, and the other parties to the Purchase Agreements are, Senior Housing Properties Trust, or SNH, and certain of its subsidiaries.  SNH was a 100% owned subsidiary of ours until SNH’s common shares were spun off to our shareholders in 1999.  As a result of agreements entered into by us, SNH and others in connection with the spin off and subsequently, SNH has a right of first refusal to purchase from us and our subsidiaries certain properties (approximately 4.6 million square feet) leased by us principally to tenants in medical related businesses, in the event that we determined to sell such properties or in the event of a change of control of us or of the subsidiary which owns such properties, including properties that are subject to Purchase Agreements. Excluding properties that are the subject of the Purchase Agreements, we continue to own 19 properties that remain subject to SNH’s right of first refusal.

We and SNH are managed by Reit Management & Research LLC, or RMR.  One of our Managing Trustees, Barry M. Portnoy, is the Chairman and majority beneficial owner of RMR. Our other Managing Trustee, Adam D. Portnoy, beneficially owns the remainder of RMR and is a director, President and Chief Executive Officer of RMR.  Messrs. Barry M. Portnoy and Adam D. Portnoy also serve as Managing Trustees of SNH, and Frederick N. Zeytoonjian serves as an Independent Trustee of us and of SNH.  Our and SNH’s executive officers are also officers of RMR.  SNH also owns 250,000 of our common shares.  The terms of the sales of the 27 properties were negotiated by special committees of each of our and SNH’s Boards of Trustees composed solely of independent trustees who are not also trustees of the other party.  Also, the sales prices for the properties to be sold were established by reference to an independent third party appraisal.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including SNH, and all of our Trustees and the trustees and directors of the other shareholders of AIC are also directors of AIC.

For more information about the relationships among us, our Trustees, our executive officers, SNH, RMR, AIC and other companies to which RMR provides management services, and risks which arise from these relationships, please refer to our filings with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), our Proxy Statement dated February 23, 2010 relating to our 2010 Annual Shareholders Meeting (including the information regarding our Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”), our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), and Item 1.01 in our Current Report on Form 8-K filed with the SEC on January 27, 2010.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.   WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                                          THIS CURRENT REPORT STATES THAT WE HAVE AGREED TO SELL 27 PROPERTIES FOR $470 MILLION AND THAT THESE SALES ARE EXPECTED TO BE COMPLETED IN A SERIES OF SEPARATE CLOSINGS BY JUNE 30, 2011.  THE CLOSING OF THESE SALES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS.  AS A RESULT, SOME OR ALL OF THESE SALES MAY BE DELAYED AND MAY NOT OCCUR.

•                                          THIS CURRENT REPORT STATES THAT THE TERMS OF THE SALES OF THE 27 PROPERTIES WERE NEGOTIATED BY SPECIAL COMMITTEES OF EACH OF OUR AND SNH’S BOARDS OF TRUSTEES COMPOSED SOLELY OF INDEPENDENT TRUSTEES WHO ARE NOT ALSO TRUSTEES OF THE OTHER PARTY AND THAT THE AGREED AGGREGATE SALES PRICE WAS ESTABLISHED BY REFERENCE TO AN INDEPENDENT THIRD PARTY APPRAISAL.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE SALES PRICES AND OTHER TERMS OF THESE TRANSACTIONS ARE AS FAVORABLE TO US AS THOSE IN ARMS LENGTH TRANSACTIONS.  WE AND SNH ARE BOTH MANAGED BY RMR AND HAVE COMMON TRUSTEES AND HAVE OTHER RELATIONSHIPS.  ACCORDINGLY, WE AND SNH MAY BE CONSIDERED TO BE RELATED PARTIES, AND THERE CAN BE NO ASSURANCE THAT THE AGGREGATE SALES PRICE AND OTHER TERMS OF THE TRANSACTIONS ARE AS FAVORABLE TO US AS WE MAY HAVE OBTAINED IN ARMS LENGTH TRANSACTIONS.

OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ARE DESCRIBED UNDER THE CAPTION “RISK FACTORS” IN EACH OF OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 21, 2009, AND OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 8.01.              Other Events.

On November 12, 2010, we issued a press release announcing that we had entered agreements to sell 27 properties, which agreements are further described in Item 1.01 of this Current Report. A copy of that press release is attached as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

10.1

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at 5 Hampshire Street, 15 Hampshire Street and 100 Hampshire Street, Mansfield, MA)

10.2

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Lakewood Property Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 7600 Capital of Texas Highway, Austin, TX)

10.3

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at One Southern Court, West Columbia, SC)

10.4

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 6937 IH-35 North-AM Founders, Austin, TX)

10.5

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 201 Executive Center Drive, Columbia, SC)

10.6

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at One Stuart Plaza, George Station Road, Greensburg, PA)

10.7

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 730 Holiday Drive, Pittsburgh, PA)

10.8

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 723 Dresher Road, Horsham, PA)

10.9

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 216 Mall Boulevard, King of Prussia, PA)

10.10

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRP NOM L.P., as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 5260 Naiman Parkway, Solon, OH)

10.11

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at AOC-Buena Vista Building, Buena Vista, SE, AOC-LAB Building, 1801A Randolph, SE, AOC-Randolph Building, 1801 Randolph, SE, and AOC-Sandia Vista Building, Buena Vista, SE, Albuquerque, NM)

10.12

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at 4411 The 25 Way and 4420 The 25 Way, Albuquerque, NM)

10.13	Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 3000 Goffs Falls Road, Manchester, NH)

10.14

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 1305 Corporate Center Drive, Eagan, MN)

10.15

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRP NOM 2 L.P., as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 59 Executive Park South, Atlanta, GA)

10.16

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Blue Dog Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 866 North Main Street, Wallingford, CT)

10.17

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 40 Sebethe Drive, Cromwell, CT)

10.18

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Cedars LA LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at Cedars Sinai I, 8631 West Third Street, East Tower and Cedars Sinai II, 8635 West Third Street, West Tower, Los Angeles, CA)

10.19

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 2444 West Las Palmaritas Drive, Phoenix, AZ)

10.20

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRPT Medical Buildings Realty Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 1295 Boylston Street, Boston, MA)

99.1	Press release dated November 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer

Dated: November 18, 2010

EXHIBIT INDEX

Exhibit	Description

10.1

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at 5 Hampshire Street, 15 Hampshire Street and 100 Hampshire Street, Mansfield, MA)

10.2

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Lakewood Property Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 7600 Capital of Texas Highway, Austin, TX)

10.3

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at One Southern Court, West Columbia, SC)

10.4

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 6937 IH-35 North-AM Founders, Austin, TX)

10.5

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 201 Executive Center Drive, Columbia, SC)

10.6

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at One Stuart Plaza, George Station Road, Greensburg, PA)

10.7

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 730 Holiday Drive, Pittsburgh, PA)

10.8

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 723 Dresher Road, Horsham, PA)

10.9

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 216 Mall Boulevard, King of Prussia, PA)

10.10

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRP NOM L.P., as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 5260 Naiman Parkway, Solon, OH)

10.11

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at AOC-Buena Vista Building, Buena Vista, SE, AOC-LAB Building, 1801A Randolph, SE, AOC-Randolph Building, 1801 Randolph, SE, and AOC-Sandia Vista Building, Buena Vista, SE, Albuquerque, NM)

10.12

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at 4411 The 25 Way and 4420 The 25 Way, Albuquerque, NM)

10.13	Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties

Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 3000 Goffs Falls Road, Manchester, NH)

10.14

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 1305 Corporate Center Drive, Eagan, MN)

10.15

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRP NOM 2 L.P., as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 59 Executive Park South, Atlanta, GA)

10.16

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Blue Dog Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 866 North Main Street, Wallingford, CT)

10.17

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 40 Sebethe Drive, Cromwell, CT)

10.18

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Cedars LA LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at Cedars Sinai I, 8631 West Third Street, East Tower and Cedars Sinai II, 8635 West Third Street, West Tower, Los Angeles, CA)

10.19

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 2444 West Las Palmaritas Drive, Phoenix, AZ)

10.20

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRPT Medical Buildings Realty Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 1295 Boylston Street, Boston, MA)

99.1	Press release dated November 12, 2010